Exhibit 10.1
ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of August 15, 2023, made by Novo Oil & Gas Holdings, LLC, Delaware limited liability company, Novo Oil & Gas Texas, LLC, a Delaware limited liability company, Novo Oil & Gas Northern Delaware, LLC, a Delaware limited liability company, Scala Energy Assets, LLC, a Delaware limited liability company, and Scala Energy Operating, LLC, a Delaware limited liability company (each, an “Additional Grantor” and, collectively, the “Additional Grantors”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement or in the Guarantee and Collateral Agreement referred to below, as applicable.

W I T N E S S E T H :
WHEREAS, Earthstone Energy Holdings, LLC, a Delaware limited liability company (the “Borrower”), Earthstone Energy, Inc., a Delaware corporation, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Guarantee and Collateral Agreement, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Persons;

WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.    Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in Section 9.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor and a Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and a Guarantor and, without limiting the generality of the foregoing, hereby expressly (a) assumes all obligations and liabilities of a Grantor and a Guarantor thereunder; (b) guarantees the Obligations pursuant to Article 2 of the Guarantee and Collateral Agreement; and (c) grants to the Administrative Agent, for the ratable benefit of the Secured Persons, a security interest in such Additional Grantor’s right, title and interest in and to the Collateral, wherever located and whether now owned or at any time hereafter acquired by such Additional Grantor or in which such Additional Grantor now has or at any time in the future may acquire any right, title or interest, as security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of such Additional Grantor’s Secured Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article 4 of the Guarantee and Collateral Agreement, as they relate to such Additional Grantor and its Collateral, is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.    Governing Law. THIS ASSUMPTION AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSUMPTION AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

3.    Acceptance. Each Additional Grantor hereby expressly waives notice of acceptance of this Assumption Agreement, acceptance on the part of the Administrative Agent and the other Secured Persons being conclusively presumed by their request for this Assumption Agreement and delivery of the same to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ADDITIONAL GRANTORS:    NOVO OIL & GAS HOLDINGS, LLC
NOVO OIL & GAS TEXAS, LLC
NOVO OIL & GAS NORTHERN DELAWARE, LLC
SCALA ENERGY ASSETS, LLC
SCALA ENERGY OPERATING, LLC

    Each By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Executive Vice President and Chief Financial Officer

    Signature Page to Assumption Agreement

Annex 1-A to
Assumption Agreement
Supplement to Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Notice Address for all Guarantors:
C/o: Earthstone Energy Holdings, LLC
1400 Woodloch Forest Drive, Suite 300
The Woodlands, TX 77380
Attention: Mark Lumpkin, Jr.
Fax: 832-823-0478
Email: Mark.Lumpkin@earthstoneenergy.com

Supplement to Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY

Pledged Notes

None.

Pledged Securities:

Pledgor	Issuer	Pledged Capital Stock	Certificate No.	Number of Units	Percent of ownership held by Pledgor
Novo Oil & Gas Holdings, LLC	Novo Oil & Gas Texas, LLC	Limited Liability Company Membership Interests	N/A	100	100%
Novo Oil & Gas Holdings, LLC	Novo Oil & Gas Northern Delaware, LLC	Limited Liability Company Membership Interests	N/A	100	100%
Novo Oil & Gas Holdings, LLC	Scala Energy Assets, LLC	Limited Liability Company Membership Interests	N/A	100	100%
Novo Oil & Gas Holdings, LLC	Scala Energy Operating, LLC	Limited Liability Company Membership Interests	N/A	100	100%

Supplement to Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings
Filing of UCC-1 Financing Statements naming the Administrative Agent as secured party with respect to the following Grantors as debtors in the Office of the Secretary of State in the State indicated below:

Debtor	State
Novo Oil & Gas Holdings, LLC	Delaware
Novo Oil & Gas Texas, LLC	Delaware
Novo Oil & Gas Northern Delaware, LLC	Delaware
Scala Energy Assets, LLC	Delaware
Scala Energy Operating, LLC	Delaware

Supplement to Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor: Novo Oil & Gas Holdings, LLC
Other Names and Trade Names Used in the Last Five Years: None
Jurisdictions of Organization over the Last Five Years: Delaware
Current Jurisdiction of Organization: Delaware
Organizational Number: 6100548
Tax ID Number: 81-3274293
Location of Chief Executive Office over the last Five Years:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Current Location of Chief Executive Office:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Grantor: Novo Oil & Gas Texas, LLC
Other Names and Trade Names Used in the Last Five Years: None
Jurisdictions of Organization over the Last Five Years: Delaware
Current Jurisdiction of Organization: Delaware
Organizational Number: 6309455
Tax ID Number: 81-3274293
Location of Chief Executive Office over the last Five Years:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116

Current Location of Chief Executive Office:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116

Grantor: Novo Oil & Gas Northern Delaware, LLC
Other Names and Trade Names Used in the Last Five Years: None
Jurisdictions of Organization over the Last Five Years: Delaware
Current Jurisdiction of Organization: Delaware
Organizational Number: 6593193
Tax ID Number: 81-3274293
Location of Chief Executive Office over the last Five Years:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Current Location of Chief Executive Office:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Grantor: Scala Energy Assets, LLC
Other Names and Trade Names Used in the Last Five Years: None
Jurisdictions of Organization over the Last Five Years: Delaware
Current Jurisdiction of Organization: Delaware
Organizational Number: 5781611
Tax ID Number: 81-3274293
Location of Chief Executive Office over the last Five Years:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Current Location of Chief Executive Office:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Grantor: Scala Energy Operating, LLC
Other Names and Trade Names Used in the Last Five Years: None
Jurisdictions of Organization over the Last Five Years: Delaware
Current Jurisdiction of Organization: Delaware
Organizational Number: 6290231
Tax ID Number: 81-3274293
Location of Chief Executive Office over the last Five Years:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116
Current Location of Chief Executive Office:
1001 West Wilshire Blvd, Suite 206
Oklahoma City, OK 73116

Supplement to Schedule 5
LOCATIONS OF INVENTORY AND EQUIPMENT

Any location where any Loan Party produces or sells Hydrocarbons.